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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2000


                               TMP Worldwide Inc.

               (Exact name of issuer as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


     0-21571                                      13-3906555
(Commission File Number)                    (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 351-7000




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ITEM 2. ACQUISITION OF ASSETS.

     1. On August 31, 2000, pursuant to the terms of an Agreement and Plan of Merger, by and among TMP Worldwide Inc. ("TMP"), Rich, Gardner & Associates, Ltd., a Georgia corporation ("Rich, Gardner & Associates"), Fred Rich and Furman Gardner, Rich, Gardner & Associates was merged into TMP. In the merger, TMP issued an aggregate of 43,535 shares of TMP's common stock, $.001 par value per share, to Fred Rich and Furman Gardner, the former shareholders of Rich, Gardner & Associates. The aggregate consideration was determined by dividing $3,300,000 by $75.802, the average of the closing sale prices of TMP's common stock on the Nasdaq National Market for the 30-trading day period ended August 11, 2000. Rich, Gardner & Associates is in the recruitment advertising business.

     2. On August 31, 2000, pursuant to the terms of a Stock Purchase Agreement, by and among TMP, Stratascape, Inc., a California corporation ("Stratascape"), and the shareholders of Stratascape listed on SCHEDULE A thereto (the "Stratascape Shareholders"), TMP acquired from the Stratascape Shareholders all of the issued and outstanding capital stock of Stratascape for aggregate consideration of 311,978 shares of TMP's common stock, $.001 par value per share. The aggregate consideration was determined by dividing $24,000,000 by $76.92865, the average of the closing sale prices of TMP's common stock on the Nasdaq National Market for the 30-trading day period ended August 25, 2000. Stratascape provides services and products relating to human capital management, including finding, assessing and selecting individuals to fill permanent and temporary positions.

     3. On September 4, 2000, TMP acquired from the shareholders of QD Group Limited ("QD Group") all of the issued and outstanding share capital of QD Group for aggregate consideration of (A) 10,776,940.33 British Pounds Sterling, paid from TMP's cash on hand, (B) 475,853 shares of TMP's common stock, $.001 par value per share, and (C) unsecured loan notes issued by TMP in the aggregate principal amount of 8,220,228 British Pounds Sterling. The aggregate consideration resulted from TMP's offer to acquire from the shareholders of QD Group each outstanding share of capital stock of QD Group in consideration for
21.62 British Pounds Sterling in cash and 0.5416 shares of TMP's common stock. Shareholders of QD Group also received the option to receive unsecured loan notes in lieu of cash. QD Group provides recruitment and other consultancy, conferencing and publishing services primarily in the legal market.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Rich, Gardner & Associates, Ltd., Stratascape, Inc. and QD Group Limited.

             The financial statements required by this Item are incorporated by reference to Post-Effective Amendment No. 1 to TMP's Registration Statement on Form S-1 (File No. 333-41996) filed on September 15, 2000.

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     (b)     Pro Forma Financial Information.

             The financial statements required by this Item are incorporated by reference to Post-Effective Amendment No. 1 to TMP's Registration Statement on Form S-1 (File No. 333-41996) filed on September 15, 2000.

     (c)     Exhibits

    2.1. Agreement and Plan of Merger, dated as of August 31, 2000, by and among TMP Worldwide Inc., Rich, Gardner & Associates, Ltd., Fred Rich and Furman Gardner.*

    2.2. Stock Purchase Agreement, dated as of August 31, 2000, by and among TMP Worldwide Inc., Stratascape, Inc. and the shareholders of Stratascape, Inc. listed on SCHEDULE A thereto.*

    2.3. Warranty and Indemnity Agreement, dated July 18, 2000, relating to the entire issued share capital of QD Group Limited, between Gareth David Quarry and TMP Worldwide Inc.**

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*   Filed as an Exhibit to TMP's Current Report on Form 8-K, dated August 31,
    2000.
** Incorporated by reference to Exhibits to the Registration Statement on Form S-1 (Registration No. 333-41996).

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TMP WORLDWIDE INC.
                                                     (Registrant)

                                                     By: /S/ BART CATALANE
                                                         ---------------------
                                                         Bart Catalane
                                                         Chief Financial Officer

Dated: November 2, 2000